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                                                                                                             Please     [  ]
                                                                                                             Mark Here
                                                                                                             for Address
                                                                                                             Change or
                                                                                                             Comments
                                                                                                             SEE REVERSE SIDE


THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE PROPOSALS.


                                               FOR    AGAINST  ABSTAIN
1.  To approve the merger agreement,                                            THIS PROXY WHEN PROPERLY EXECUTED WILL BE
    dated as of September 30, 2005,            [  ]     [  ]     [  ]           VOTED IN THE MANNER DIRECTED HEREIN BY THE
    between Pinnacle Financial Partners,                                        UNDERSIGNED SHAREHOLDER. IF NO DIRECTION TO
    Inc. ("Pinnacle") and Cavalry,                                              THE CONTRARY IS INDICATED, IT WILL BE VOTED
    pursuant to which Cavalry will merge                                        FOR THE PROPOSAL.
    with and into Pinnacle.
                                               FOR    AGAINST  ABSTAIN
2.  To approve the adjournment of the                                           If stock is held in the name of more than one
    Cavalry special meeting of                 [  ]     [  ]     [  ]           person, all holders must sign. Signatures
    shareholders, if necessary, to                                              should correspond exactly with the name or
    permit Cavalry to solicit additional                                        names appearing on the stock certificate(s).
    proxies if there are insufficient                                           When signing as attorney, executor,
    votes at the special meeting to                                             administrator, trustee or guardian, please
    constitute a quorum or to approve                                           give full title as such. If a corporation,
    the merger agreement.                                                       please sign in full corporate name by
                                                                                president or other authorized officer. If a
                                                                                partnership or limited liability company,
                                                                                please sign in such name by authorized
                                                                                person.
        DISCRETIONARY AUTHORITY IS HEREBY CONFERRED AS TO ALL OTHER
           MATTERS WHICH MAY COME BEFORE THE SPECIAL MEETING.
                                                                    WILL ATTEND
                                      Mark this box if you plan to
                                      attend the Special Meeting       [  ]


                                                                                Dated:____________________________________, 2005
                                                                                          (be sure to date your proxy)

                                                                                __________________________________________
                                                                                         PRINT NAME OF SHAREHOLDER

                                                                                __________________________________________
                                                                                         SIGNATURE OF SHAREHOLDER

                                                                                __________________________________________
                                                                                        PRINT NAME OF SHAREHOLDER

                                                                                __________________________________________
                                                                                         SIGNATURE OF SHAREHOLDER



      PLEASE MARK, SIGN AND DATE THIS PROXY, AND RETURN IT IN THE ENCLOSED RETURN-ADDRESSED ENVELOPE AS SOON AS POSSIBLE. NO POSTAGE NECESSARY.
                                   THANK YOU.


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EXHIBIT 99.2




                              CAVALRY BANCORP, INC.
                       SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON DECEMBER 22, 2005

     The undersigned hereby appoints Ed C. Loughry, Jr. or William S. Jones or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them or either of them to represent and to vote, as designated below, all of the common stock of Cavalry Bancorp, Inc., ("Cavalry"), which the undersigned would be entitled to vote if personally present at the special meeting of shareholders to be held at 10:00 a.m., local time, at the corporate offices of Cavalry at 114 West College Street, Murfreesboro, Tennessee 37130 and at any adjournments of the special meeting, upon the proposals described in the accompanying Notice of the Special Meeting and the Joint Proxy Statement/Prospectus dated November 14, 2005 relating to the special meeting, receipt of which are hereby acknowledged.

                           (CONTINUED ON REVERSE SIDE)

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    ADDRESS CHANGE/COMMENTS (MARK THE CORRESPONDING BOX ON THE REVERSE SIDE)
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